                                 July 20, 2001



VIA TELECOPIER
--------------
SOFTBANK Capital Partners LP and           Interactive  Technology Holdings, LLC
SOFTBANK Capital Advisors Fund LP          c/o QVC, Inc.
1188 Centre Street                         Studio Park
Newton Center, MA  02459                   Mail Code 223
Attention: Steve Murray                    West Chester, PA 19380
                                           Attn: Neal Grabell, Esq

Global Sports, Inc                         Michael G. Rubin
1075 First Avenue                          c/o Global Sports, Inc
King of Prussia, PA 19406                  1075 First Avenue
Attn: Michael G. Rubin                     King of Prussia, PA 19406


     Re:  Letter Agreement


Gentlemen:

     As you are aware, (i) Global Sports, Inc. ("Global") plans to offer, sell and issue, to Interactive Technology Holdings, LLC or certain of its affiliates (collectively, the "Investor"), 3,000,000 shares of its Common Stock at a price per share of $10.00, for an aggregate purchase price of $30,000,000 (the "Company Sale") and (ii) Michael G. Rubin ("Rubin") plans to offer and sell to the Investor, 1,000,000 shares of Global's Common Stock held by him (the "Rubin Sale") pursuant to a Stock Purchase Agreement to be entered into among Global, Rubin and the Investor (the "2001 Stock Purchase Agreement"). To induce the parties to enter into the 2001 Stock Purchase Agreement, and in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledges, the parties agree as follows.

     1. Pursuant to (i) Section 5.4 of the Stock Purchase Agreement, dated as of June 10, 1999, by and between SOFTBANK America Inc. and Global, (the "1999 Softbank Purchase Agreement") and (ii) Section 5.3 of the Stock Purchase Agreement, dated as of April 28, 2000, by and among SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP (collectively, with SOFTBANK Capital Partners LP, "Softbank") and Global, as amended (as amended, the "2000 Softbank Stock Purchase Agreement" and, collectively with the 1999 Softbank Purchase Agreement, the "Softbank Purchase Agreements"), Softbank has been granted certain preemptive rights (the "Preemptive Rights") in the event that Global intends to sell, grant or issue any of its Common Stock or Rights (as such terms are defined in the Purchase Agreements). Intending to be legally bound, Softbank hereby waives its Preemptive Rights with respect to the Company Sale described above, including but not limited to, any notice requirements with respect to such Preemptive Rights. Nothing in this letter agreement shall be
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July 20, 2001
Page 2

deemed a waiver of Softbank's Preemptive Rights other than with respect to the Company Sale described above.

     2. Pursuant to Section 5.2 of the 2000 Softbank Stock Purchase Agreement, Softbank has the contractual right to designate three members of Global's Board of Directors under certain circumstances. The parties desire to eliminate Softbank's contractual right to designate three members of Global's Board of Directors. Accordingly, clause (i) of Section 5.2 of the 2000 Softbank Stock Purchase Agreement is amended and restated in its entirety to read as follows: " (i) (A) so long as the Purchasers and the SOFTBANK Entities (as defined herein) collectively own or have the right to acquire 25% or more of the Common Stock (on an as if exercised basis) held immediately after consummation of the Purchase, to designate two (2) members of the Company's Board of Directors, and (B) so long as the Purchasers and the SOFTBANK Entities (as defined herein) collectively own or have the right to acquire 5% or more of the Common Stock (on an as if exercised basis) held immediately after consummation of the Purchase, to designate one (1) member of the Company's Board of Directors (collectively, the "Board Composition Requirement"); and". Except as provided in this paragraph, the 2000 Softbank Stock Purchase Agreement shall remain in full force and effect in accordance with its terms.

     3. Pursuant to Section 3.1 of the Restated Voting Agreement, dated as of May 1, 2000, by and among Softbank and Michael G. Rubin, as amended, (as amended, the "Softbank-Rubin Voting Agreement"), Softbank has the contractual right to designate three members of Global's Board of Directors under certain circumstances. The parties desire to eliminate Softbank's contractual right to designate three members of Global's Board of Directors. Accordingly, clause (i) of Section 3.1 of the Voting Agreement is amended and restated in its entirety to read as follows: "(i) (A) so long as SOFTBANK and the SOFTBANK Entities (as defined in the Purchase Agreement) collectively own or have the right to acquire 25% or more of the Common Stock (on an as if exercised basis) held immediately after consummation of the Purchase, to designate two (2) members of the Company's Board of Directors, and (B) so long as SOFTBANK and the SOFTBANK Entities collectively own or have the right to acquire 5% or more of the Common Stock (on an as if exercised basis) held immediately after consummation of the Purchase, to designate one (1) member of the Company's Board of Directors (collectively, the "Board Composition Requirement"); and".

     4. Softbank agrees that the sale of up to 1,000,000 shares of the Company's Common Stock by Rubin to the Investor pursuant to the 2001 Stock Purchase Agreement shall not be considered to have been "Disposed" of for the purposes of the last sentence of Section 6 of the Softbank-Rubin Voting Agreement. Except as provided in paragraph 3 above and this paragraph 4, the Softbank-Rubin Voting Agreement shall remain in full force and effect in accordance with its terms.

     5. Softbank has reviewed Section 6.2(a) of the 2001 Stock Purchase Agreement, a copy of which is attached hereto as Exhibit "A". Section 6.2(a) of the 2001 Stock Purchase Agreement clarifies Section 5.2 of the Stock Purchase Agreement, dated as of September 13, 2000 between the Company and Interactive Technology Holdings, LLC ("ITH") (the "ITH Stock Purchase Agreement"). To the extent that Section 5.2 of the ITH Stock Purchase Agreement is incorporated by reference into that certain Voting Agreement dated as of
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July 20, 2001
Page 3

September 13, 2000 by and between ITH and Softbank (the "ITH-Softbank Voting Agreement"), Softbank hereby acknowledges its consent to the clarification of such section as set forth in Section 6.2(a) of the 2001 Stock Purchase Agreement. Softbank and ITH also agree that (i) to the extent that Section 5.2 of the 2000 Softbank Stock Purchase Agreement is amended without the written consent of ITH, or (ii) Section 5.2 of the 2000 ITH Stock Purchase Agreement is amended without the written consent of Softbank, the use of the terms "ITH Purchase Agreement" and "Softbank Purchase Agreement" throughout the ITH-Softbank Voting Agreement shall refer to such agreements prior to any such amendments. Except as provided in this paragraph, the ITH-Softbank Voting Agreement shall remain in full force and effect in accordance with its terms.

     6. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement. This letter agreement shall be governed in all respects by Delaware law without regard to principles of conflicts of laws. This letter agreement may not be amended except with the written consent of all of the parties affected by such amendment.

     7. The parties to the respective agreements referred to above agree to take such additional actions and execute such additional documents, including amendments or restatements of the agreements referred to above, as may be reasonably necessary or desirable in connection with the transactions contemplated hereby.

     Intending to be legally bound, the parties have executed this letter agreement as of the date set forth above.
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July 20, 2001
Page 4

                           [Softbank signature page]


                              SOFTBANK CAPITAL PARTNERS LP

                              By: Softbank Capital Partners LLC
                                  Its General Partner


                                  By:  /s/ Steven J. Murray
                                      -----------------------------
                                      Name:  Steven J. Murray
                                      Title: Admin Member

                              SOFTBANK CAPITAL ADVISORS FUND LP

                              By: Softbank Capital Partners LLC
                                  Its General Partner


                                  By:  /s/ Steven J. Murray
                                      -----------------------------
                                      Name:  Steven J. Murray
                                      Title: Admin Member
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July 20, 2001
Page 5

                             [ITH signature page]


                                 INTERACTIVE TECHNOLOGY HOLDINGS, LLC
                                 (as to paragraphs 5, 6 and 7)

                                 By: QK Holdings, Inc., its Managing Member

                                  By  /s/ Gerald Timlin
                                     -----------------
                                     Name:  Gerald Timlin
                                     Title: Vice President/Secretary
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July 20, 2001
Page 6

                       [Global and Rubin signature page]


                              GLOBAL SPORTS, INC. (as to paragraphs 1, 2, 5, 6 and 7)


                              By:  /s/ Michael G. Rubin
                                  -------------------------------------
                                  Name:  Michael G. Rubin
                                  Title: President and
                                         Chief Executive Officer



                              MICHAEL G. RUBIN (as to paragraphs 3, 4, 5,
                              6 and 7)


                                   /s/ Michael G. Rubin
                              -----------------------------------------
                              Michael G. Rubin

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July 20, 2001
Page 7

       Exhibit "A" - Section 6.2(a) of the 2001 Stock Purchase Agreement

Section 6.2 CLARIFICATION OF COVENANTS IN 2000 STOCK PURCHASE AGREEMENT.

(a) The Company and the Purchaser entered into that certain Stock and Warrant Purchase Agreement dated as of September 13, 2000 (the "2000 Stock Purchase Agreement"), pursuant to which the Purchaser acquired 5,000,000 shares of Common Stock and warrants to purchase an additional 4,500,000 shares of Common Stock. The 2000 Stock Purchase Agreement contains various covenants that require the Purchaser Group to maintain certain ownership percentages of Common Stock, based on the number of shares of Common Stock that the Purchaser Group held immediately after the closings of the transactions contemplated in the 2000 Stock Purchase Agreement, in order to retain certain rights granted by the Company therein (specifically, Section 5.2 regarding the right to designate members of the Company's Board of Directors, Section 5.8 regarding the right to prohibit the Company from entering into transactions with certain excluded transferees, and Section 5.9 regarding the right to designate a non-voting observer to attend meetings of the Company's Board of Directors and its committees). The parties hereby clarify that it was their intention at the time they entered into the 2000 Stock Purchase Agreement that, if the Purchaser ever acquired additional shares of Common Stock, it would be permitted to include such additional shares for the purpose of determining whether such ownership thresholds were met (while still basing such ownership threshold tests on the number of shares of Common Stock that the Purchaser Group held immediately after the closings of the transactions contemplated in the 2000 Stock Purchase Agreement) Accordingly, the Purchaser shall be entitled to include the Shares purchased hereunder, and any other shares of Common Stock hereafter acquired, for the purpose of determining whether such ownership thresholds are met.